UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2022

Instil Bio, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-40215	83-2072195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3963 Maple Avenue, Suite 350 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)
(972) 499-3350
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	TIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2022, Instil Bio, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2022. Of the 129,183,301 shares of the Company’s common stock outstanding as of the record date, 112,100,436 shares, or approximately 86.8% were present or represented by proxy at the Annual Meeting.

The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each such matter.

Proposal 1. Stockholders elected each of the following nominees to serve as Class I directors on the Company’s board of directors until the Company’s 2025 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. The voting results for such nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non- Vote
Bronson Crouch	104,840,770	2,217,157	5,042,509
Jack Nielsen	102,562,337	4,495,590	5,042,509

Proposal 2. Stockholders ratified the selection by the Audit Committee of the board of directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Vote
112,044,691	23,804	31,941	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instil Bio, Inc.

Date:	May 20, 2022	By:	/s/ Sandeep Laumas, M.D.
Sandeep Laumas, M.D.
Chief Financial Officer and Chief Business Officer (Principal Financial Officer and Principal Accounting Officer)